January 12, 2015

2 Various statements herein and remarks that we may make today about Xerium's future expectations, plans and prospects are forward-looking statements which reflect our current views with respect to future events and financial performance. Statements which include the words “expect,” “intend,” “plan,” “believe,” “project,” anticipate”, and similar statements of a future or forward-looking nature identify forward-looking statements for the purposes of the federal securities laws or otherwise. Our actual results and stock price performance may differ materially from these forward-looking statements and estimates as a result of various important factors, including those discussed in our earnings press release dated August 5, 2014, which is posted in the Investor Relations section of our website at www.xerium.com, and other factors discussed in our filings with the SEC, including our Form 10-K for the year ended December 31, 2013, all of which are on file with the SEC and are also available in the investor relations section of our website at www.xerium.com under the heading "SEC Filings." In addition, market data about the production volumes of our end-users is no guarantee of future production levels. Last, any forward-looking statements which we make in this presentation or in remarks today, represent our views only as of today. We disclaim any duty to update any such forward looking statements. We also plan to discuss supplementary non-GAAP financial measures, such as Adjusted EBITDA, that we use internally to assess financial performance, and therefore, believe will assist you in better understanding our company. Reconciliations of these measures to the comparable GAAP numbers are available in our most recent earnings press release, in this presentation and in an additional reconciliation schedule, all of which are posted in the Investor Relations section of our website at www.xerium.com. Forward Looking Statements and Non-GAAP Reconciliations

3  Harold Bevis President, CEO and Director Mr. Bevis has been the President and CEO since 2012. He has 29 years of experience leading manufacturing companies and has been a CEO for 14 years. Management in Attendance  Cliff Pietrafitta Chief Financial Officer Mr. Pietrafitta has been the Chief Financial Officer since 2011. He has 24 years of experience leading financial functions at manufacturing companies and has been a CFO for 14 years.  David Pretty President – Xerium North America & Europe Mr. Pretty has been President at Xerium since 2008. He has 25 years of experience with Xerium, has led many areas of the Company, and is an industry veteran.

Xerium Technologies, Inc.

Machine Clothing



- Three businesses
  - Machine Clothing
  - Rolls and Mechanical Services
  - SMART® machine automation

Roll Covers
& Spreader Rolls



- 27 plants, 2 new greenfield plants under construction
- ~3200 employees, 20 countries

SMART® Machine
Automation


SMART
SMART

- 372 patents, 96 new patents in process
- ~$540 million sales
- NYSE small cap stock - ~$220 million equity value

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XERIUM

5 Q4 2014 and 2015 Are Planned to Continue These Progressions Sales Growth Programs Working Sales @ Constant Currency Increasing 3.3% CAGR Operational Excellence Programs Working Gross Margin Increasing 6% CAGR Lean SG&A Program Working SG&A Decreasing at 6.3% CAGR $128.2 $132.5 $131.5 $129.7 $138.5 $138.0 $134.5 $131.9 $132.0 $138.1 $138.9 $125 $127 $129 $131 $133 $135 $137 $139 $141 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14 M ill io n $ 34.6% 37.4% 36.6% 35.1% 39.0% 38.1% 39.5% 36.7% 39.1% 39.6% 40.0% 25% 27% 29% 31% 33% 35% 37% 39% 41% 43% 45% Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14 % o f S al es $40.4 $36.0 $36.9 $38.3 $35.8 $35.7 $34.9 $35.0 $34.9 $35.4 $34.2 $32 $34 $36 $38 $40 $42 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14 M Ill io n $ Adjusted EBITDA Increasing at 19.6% CAGR $18.8 $25.4 $24.4 $20.6 $29.1 $26.9 $27.2 $24.1 $25.7 $29.4 $31.5 $14 $18 $22 $26 $30 $34 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14 M Ill io ns $

6 Adjusted Earnings Per Share was $0.43 in Q3 – up 19% and was $1.73 over the Trailing Twelve Months – up 40% Q3 TTM Per Share Amounts (basic and adjusted, net of taxes) 2014 2013 Q3 2014 Q3 2013 Net Income $ (1.32) $ 0.14 $ (0.98) $ (0.55) Adjustments: Restructuring Expenses 0.18 0.20 1.12 1.32 Brazil Tax Amnesty 1.56 (0.04) 1.46 (0.14) Loss on Debt Extinguishment - - - 0.44 Inventory Write-off Related to a Closed Plant - - 0.02 0.05 Plant Start-up Costs 0.03 0.02 0.07 0.02 FX Loss (Gain) (0.02) 0.04 0.04 0.08 CEO Retirement Non-recurring Expenses - - - 0.02 Net Income, adjusted $ 0.43 $ 0.36 $ 1.73 $ 1.24 19% +40%

7 Help Our Customers Win  A specialist and complete solution provider, no gaps  Increase our delivered value  Multifunctional effort by R&D, sales and service Xerium Business Strategy #1 or #2 Choice for Our Customers Leadership Operational Structure  A primary partner for provision of products & services  Maintain a systematic stream of new, innovative solutions  Cost leadership in chosen markets  Dependable and repeatable quality and supply chains Mission Statement  Be world leader at delivering machine optimization solutions

Four Big Themes in Xerium's Business Plan

Theme	Description
Asia	~50% of world market today but only 19% of Xerium sales, Xerium has historically been underexposed to growth in the region. Putting new capacity in position
Innovation	Globalize SMART® commercial effort, fill product gaps, advance product and process solutions, advance mechanical services portfolio, over 96 patent applications in process right now that would add to the 372 patentable solutions in house and on machines
Rolls & Service Expansion	Secure new business due to secular increase underway globally to out-source and co-source discrete machine conversion work, component refurbishment, low-end machine upgrades & advancements. Putting new capacity in position
Cost Optimization	Significant cost take-out opportunity, additional plant closings & openings, each plant needs to achieve its own targeted cost-per-unit goals

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9 Growth Markets Significant Investment & Repositioning Program is Underway to Enable Higher Growth & Profit Rates in the Future Machine Automation  Emerging countries  High-growth applications  New market segments  Accretive growth rates Mechanical Service  Secular shift to co-sourced service, machine refurbishment & upgrades  Accretive growth rates  Expansion of SMART® machine automation program  Desire for real-time, closed loop machine optimization  Accretive growth rates Legacy Machine Clothing and Rolls Business Cash Know-how

10 Value-Added Supplier Creative solutions to help them make their products, and run their machines better, cheaper, faster AND be responsible with regards to impact on the environment Xerium’s Customers Are at the Top of Our List They Want Creative Solutions And Measurable Results Full Product Line Contemporary Business Practices Consistent Quality No product gaps, no geographic gaps, no capacity or service constraints Transparent and electronic business practices, dependable and predictable supply chain Every piece, every service should have the same performance, every time Xerium works hand-in-hand with large machine operators to do its work.  Lower fiber usage  Lower energy usage  Lower chemical usage  Less scrap Higher recycled content usage Higher output Xerium Delivers These Results to Customers Cost Optimization Product Quality  Better surface quality Consistent web formation  Better printability  Improved bulk  Enhanced bond strength Upgraded coating properties

11 2.9% 2.6% 1.1% 0.5% 0.6% 1.7% 2.2% 0% 1% 2% 3% 4% A nn ua l D em an d G ro w th R at e % Global Paper and Board Market is Large and Growing  Global demand for pulp and paperboard showed a 0.6% gain in 2013, with stronger growth in packaging and tissue offset by continued declines in graphic paper demand  RISI predicts world paper and board demand growth to continue to increase driven primarily by containerboard and tissue  Containerboard is forecast to grow at an average of 3.4 million tons per year through 2018 driven by economic development in global markets and increasing disposable income Sources: RISI, Numera Analytics, Bloomberg, Wall Street research, US Census Bureau, Freedonia Group 1%-2% Annual Growth World Market for Pulp, Paper and Board Xerium provides machine clothing, roll covers and mechanical services that are used in the production of these products

12 99.0 99.5 100.0 100.5 101.0 101.5 102.0 102.5 103.0 103.5 104.0 Q1 Q2 Q3 Q4 Pulp, Paper, Board and Tissue Market is Growing -- But Transforming Graphical Grades & Mature Markets Declining, GDP Grades & Emerging Markets Increasing Source: Numera Analytics World Demand by Quarter 2014 2012 2013 World Demand by Region YTD Sep ‘13 vs YTD Sep ‘14 4% 3% 2% 1% 0% -1% “GDP” grades digital substitution emerging wealth grades bar width equates to grade mix tonnes World Demand by Grade YTD Sep ‘13 vs YTD Sep ‘14 1.9% 0.0% 2.1% -1% -7.1% 2014 – tracking flat vs 2013 2013 – 1% higher than 2012 3.0% 2.5% 2.0% 1.5% 0% -1.5% bar width equates to regional market size -1.4% 0.7% 0.3% 0.6% 1% 2012 2013 2014 World Production by Month M ill io n T on ne s M ill io n To nn es

13 Fiber Cement Market is Global and Growing 1.7 1.7 1.7 1.9 2.1 2.2 2.4 2.6 2.9 0.0 0.5 1.0 1.5 2.0 2.5 3.0 2009 2010 2011 2012 2013 2014 2015 2016 2017 U .S . D em an d M ill io n T on s 8.5% CAGR  80% of fiber cement market is outside of the U.S.  Fiber cement products continue to gain share as a building material choice (and vinyl siding continues to lose share) due to its performance characteristics and customer desirability – life, weather resistance, fire resistance, durability  Global fiber cement market is growing. Rates and timing will be correlated to home construction and remodeling U.S. Fiber Cement Market Sources: Freedonia Group, Plastics News Fiber Cement Products Fiber Cement Production Machine

14 Nonwoven Market is Global and Growing 5.9 6.1 6.4 7.0 7.4 7.8 8.2 8.6 9.1 0 1 2 3 4 5 6 7 8 9 10 2009 2010 2011 2012 2013 2014 2015 2016 2017 W or ld w id e D em an d M ill io n M et ric T on s 5.4% CAGR  Over 75% of nonwoven market is outside of the U.S.  World demand for Nonwoven products is expected to grow at 5.4% CAGR through 2017  Nonwoven products range in application and use including: personal care, hygiene, medical, wipes, filters, insulation and geotextiles Worldwide Nonwoven Market Sources: Freedonia Group Nonwoven Pilot Machine Photo Courtesy of N.C. State Nonwovens Research Institute

15 Sales Growth Programs New Products New Capacity TAD Tissue Fabric Machine Clothing China Machine Clothing Shoe Press Belts Machine Clothing SMART® Suction Rolls Turkey Rolls & Services Brazil Machine Clothing Nonwoven Machine Clothing Fiber Cement Machine Clothing USA Services Operational Excellence Productivity Plant Closures Waste Reduction Lean SG&A Cost Leadership Programs Benchmarking & Cost/Unit Target Setting North America Rolls & Services China Rolls & Services Strategy is Being Implemented by Specific, Measurable Programs 36 Programs Are Underway

16 Xerium is Increasing its Industry Leading Innovation Program  Size of Activity Continues to Increase  As lean SG&A model has been implemented, have selectively re-invested back into R&D resources  Technical team is over 175 people  Added another PhD to the staff focused on high-end surface sensitive fabrics - like tissue and printable packaging board  Large engineering coop program  Added pilot equipment & test equipment for fast prototyping  Upgraded pilot machine for fiber cement  Upgrading pilot machine for SMART machine automation  Upgraded pilot forming fabric loom  Leading edge 3D Printer and CT Scanner  Invention rate is ramping up  Xerium has 372 issued patents  And now has 96 pending applications! • 3D Printer • CT Scanner Capability

17 Xerium is Investing $69 Million to Grow Sales Over the Next Several Years. Xerium’s Innovation Program Has 96 N w Patent Applications in Process These Products are Expect d to Drive Sales and Gross Margins Up. A Few Examples … TAD Tissue Product A 2-year new product development program for Through-Air-Dryer fabrics is nearing completion, with field validation trials in the 2nd half of 2014 followed by an expected launch early in 2015. Completes PMC product portfolio for the growing tissue market. Special high-end machine clothing belt for press rolls on high-demand press configurations. Currently in field validation phase and slated for launch in early 2015. Shoe Press Belt SMART® Roll for Suction Press Applications A Xerium Gamechanger Paper, packaging and tissue makers can now view and manage nip conditions in suction roll applications. Field validation trials now in process with an anticipated launch in early 2015.

18 0 100 200 300 400 500 600 2007 2008 2009 2010 2011 2012 2013 2014 N um be r o f S M A R T ® A ut om at io n In st al la tio ns SMART® Installations SMART® Machine Automation Installations Are Taking Off We are Just Beginning the Globalization of this Product SMART® is a machine automation solution a high-end, self-contained, patented sensor/feedback kit that enables machine optimization in critical performance areas of the machine that have never been able to be optimized well before.

19 Suction Box Completed Suction Roll Global Rolls and Service Expansion is Just Getting Started Fill in Open Spots in Global Service Model, New Turkey Location is Just a Start  This business is growing at greater than 10% per year  Customers want specialized service from Xerium to refurbish & upgrade key machine components.  There is a secular trend to co-source this service from 3rd parties versus performing these activities in-house. ~10% Growth Rate

20 Xerium is Investing $69 Million to Grow Sales Over the Next Several Years. Xerium is Underway With Investment Program to Grow Sales in the Future These Programs are Not Showing Financial Results Yet, But are Expected to Be Accretive. A Few Examples … New Machine Clothing Plant Ba Cheng, China New Roll and Service Plant Corlu, Turkey Construction is underway for the industry’s first major state-of-the art rolls production and mechanical services facility in Turkey. This new plant will provide the entire rolls product portfolio and is scheduled to begin production late Q2 2015. Construction well underway to expand high-end press felt capacity for the Asian market. These felts are key consumable products for newer, high-speed machines installed in the region.

21 Xerium is Investing $69 Million to Grow Sales Over the Next Several Years. Xerium is Underway With Investment Program to Grow Sales in the Future These Programs are Not Showing Financial Results Yet, But are expected to Be Accretive. A Few Examples … Griffin, Georgia Expansion of Two U.S. Roll & Service Plants Neenah, Wisconsin Xerium plans to begin expanding this Midwestern U.S. plant in Q2 2015. The investment will introduce polyurethane into the region and increase mechanical service capacity to better serve our regional customer base. Scheduled completion is Q4 2015. Xerium has commissioned this plant expansion project to improve capacity and additional capability for rubber roll recovering, industrial rolls, and mechanical services. This new capacity will continue to improve lead times for our customers and generate increased sales volume. Completion is scheduled for Q4 2015.

22 Xerium Has a Multi-Year Business Plan Which is Expected to Result in Significantly Improved Cash Flow and Debt Reduction Unlevered Operating Cash Flow Net Debt + $650 - $750 million unlevered cumulative 2015 2020 2016 2017 2018 2019 2015 2020 ($200 - $300) million cumulative reduction 2016 2017 2018 2019 Unlevered operating cash flow is defined as operating cash flow before interest.

Xerium Executive Summary

Revenue Potential of a Growth Stock, Cashflow of a Value Stock

- New management team has delivered approximately 320%* investment return, and has plans to continue stock growth
- ~$4 billion accessible global market is large and growing, and Xerium is pursuing a fresh, aggressive approach to leadership in these markets
- Xerium's sales and orders have been growing faster than the market, and our sales programs are just beginning
- There will be pronounced monthly and quarterly volatility in the global industry as it adjusts
- Xerium has an attractive list of sales growth programs for both new products and focused capacity investments that will benefit future periods
- Xerium has an attractive list of consolidation & Operational Excellence programs
- Investments made in 2013 and 2014 are expected to have continuing financial benefits from 2015 thru 2017

SMART® TECHNOLOGY

Xerium pioneered the self-contained sensor kit idea
Collect and report critical operational parameters to machine operators. SMART® Technology is now used on various machine applications across multiple industries.

Nip Pressure Profile



Nip pressure (mpa)
2.0
1.3
.67
0.0
5.0
3.75
2.5
1.25
0.0
Cross-machine width (meters)
0
12
25
37
50
Machine direction nip length (millimeters)

* Investment return calculated from Oct 1, 2012 to Jan 8, 2015

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January 12, 2015